UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2014

Semiannual Report

to Shareholders

DWS Core Fixed Income Fund

Contents
3 Letter to Shareholders
4 Performance Summary
8 Portfolio Management Team
9 Portfolio Summary
11 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Financial Highlights
31 Notes to Financial Statements
44 Information About Your Fund's Expenses
46 Advisory Agreement Board Considerations and Fee Evaluation
51 Account Management Resources
53 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may engage in forward commitment transactions which could subject the fund to counterparty and leverage risk. Leverage can magnify losses. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,

Brian Binder

President, DWS Funds

Performance Summary April 30, 2014 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	2.65%	0.49%	5.73%	2.82%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–1.96%	–4.03%	4.76%	2.35%
Barclays U.S. Aggregate Bond Index†	1.74%	–0.26%	4.88%	4.83%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		0.74%	5.72%	2.51%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–3.79%	4.75%	2.04%
Barclays U.S. Aggregate Bond Index†		–0.10%	4.80%	4.46%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	2.26%	–0.28%	4.95%	2.05%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–1.74%	–3.21%	4.79%	2.05%
Barclays U.S. Aggregate Bond Index†	1.74%	–0.26%	4.88%	4.83%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		–0.14%	4.90%	1.73%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		–3.07%	4.73%	1.73%
Barclays U.S. Aggregate Bond Index†		–0.10%	4.80%	4.46%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
Unadjusted for Sales Charge	2.27%	–0.27%	4.96%	2.05%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.27%	–0.27%	4.96%	2.05%
Barclays U.S. Aggregate Bond Index†	1.74%	–0.26%	4.88%	4.83%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		–0.02%	4.93%	1.74%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–0.02%	4.93%	1.74%
Barclays U.S. Aggregate Bond Index†		–0.10%	4.80%	4.46%
Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
No Sales Charges	2.52%	0.34%	5.50%	2.59%
Barclays U.S. Aggregate Bond Index†	1.74%	–0.26%	4.88%	4.83%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		0.49%	5.48%	2.27%
Barclays U.S. Aggregate Bond Index†		–0.10%	4.80%	4.46%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
No Sales Charges	2.73%	0.74%	5.94%	3.00%
Barclays U.S. Aggregate Bond Index†	1.74%	–0.26%	4.88%	4.83%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		0.89%	5.89%	2.67%
Barclays U.S. Aggregate Bond Index†		–0.10%	4.80%	4.46%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/14
No Sales Charges	2.78%	0.75%	6.03%	3.09%
Barclays U.S. Aggregate Bond Index†	1.74%	–0.26%	4.88%	4.83%
Average Annual Total Returns as of 3/31/14 (most recent calendar quarter end)
No Sales Charges		0.89%	5.98%	2.76%
Barclays U.S. Aggregate Bond Index†		–0.10%	4.80%	4.46%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2014 are 1.04%, 1.86%, 1.72%, 1.37%, 0.77% and 0.67% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class S shares prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Core Fixed Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

‡ Total returns shown for periods less than one year are not annualized.
	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
4/30/14	$9.86	$9.86	$9.86	$9.91	$9.85	$9.86
10/31/13	$9.75	$9.75	$9.75	$9.81	$9.75	$9.75
Distribution Information as of 4/30/14
Income Dividends, Six Months	$.15	$.11	$.11	$.14	$.15	$.16
April Income Dividend	$.0215	$.0153	$.0154	$.0196	$.0227	$.0235
SEC 30-day Yield††	2.10%	1.45%	1.45%	1.94%	2.34%	2.44%
Current Annualized Distribution Rate††	2.62%	1.86%	1.87%	2.37%	2.77%	2.86%

†† The SEC yield is net investment income per share earned over the month ended April 30, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.02%, 1.26%, 1.39% and 2.38% for Class A, B, C and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.54%, 1.67%, 1.81% and 2.80% for Class A, B, C and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

Effective June 2, 2014, Fischer Francis Trees & Watts, Inc. (FFTW), New York, New York, no longer serves as subadvisor to the fund and day-to-day portfolio management of the fund transitioned to Deutsche Investment Management Americas Inc. Prior to June 2, 2014, FFTW served as the subadvisor to the fund.

Dominick DeAlto, Head of Global Multi-Sector Fixed Income and Head of Sector Rotation, FFTW

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined FFTW in 2013 from Deutsche Asset & Wealth Management where he was Head of Product Management and Development for DB Advisors; previously, was Head of Fixed Income (Americas) for Robeco, Weiss Peck & Greer Investment Management where he oversaw the management of US and global fixed income assets. Prior to Robeco, held various fixed income portfolio manager positions the longest of which was with Chase Asset Management, a predecessor of J.P. Morgan Asset Management. Began career as a credit analyst at Chase Securities Inc.

— Over 23 years of investment experience.

— BS in Economics, State University of New York, SUNY-Oneonta.

Gary Chan, CFA, FFTW

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined FFTW in 2006.

— Prior to joining FFTW, worked as a financial/economic analyst in the Credit and Risk Management Division and analyst in the Markets Group at the Federal Reserve Bank of New York.

— BS, Management, Binghamton University; MA, Applied Statistics, Columbia University.

Effective June 2, 2014, the portfolio management team is as follows:

William Chepolis, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Head of Sector Fixed Income: New York.

— BIS, University of Minnesota.

Gregory M. Staples, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

— Co-Head of US Fixed Income Portfolio Management: New York.

— BA in Economics, Columbia College; MBA from New York University, Stern School of Business; CFA Charterholder.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor's.

— Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.

— BA and MA in Economics, State University of New York at Albany; CFA Charterholder.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2014 (Unaudited)
	Principal Amount ($)	Value ($)

Corporate Bonds 39.2%
Consumer Discretionary 3.2%
21st Century Fox America, Inc., 6.15%, 3/1/2037	1,000,000	1,184,240
Comcast Corp., 6.4%, 3/1/2040	1,150,000	1,446,442
DISH DBS Corp., 5.125%, 5/1/2020	1,500,000	1,575,000
Ford Motor Co., 4.75%, 1/15/2043	1,650,000	1,629,335
Macy's Retail Holdings, Inc., 4.3%, 2/15/2043 (a)	1,300,000	1,212,387
NBCUniversal Enterprise, Inc., 144A, 1.974%, 4/15/2019	1,400,000	1,376,801
		8,424,205
Consumer Staples 0.2%
Altria Group, Inc., 10.2%, 2/6/2039	261,000	436,118
Energy 4.8%
ConocoPhillips Co., 2.4%, 12/15/2022	2,000,000	1,895,204
Enbridge Energy Partners LP, 5.875%, 12/15/2016	985,000	1,096,315
Kinder Morgan Energy Partners LP, 6.5%, 9/1/2039	550,000	638,753
ONEOK Partners LP, 6.15%, 10/1/2016	1,527,000	1,714,674
Petrobras International Finance Co., 3.875%, 1/27/2016	3,000,000	3,088,875
Petroleos Mexicanos, 3.5%, 1/30/2023	550,000	521,125
Plains All American Pipeline LP, 3.65%, 6/1/2022	2,950,000	3,015,036
TransCanada PipeLines Ltd., 6.1%, 6/1/2040	600,000	730,562
		12,700,544
Financials 20.8%
American International Group, Inc., 4.125%, 2/15/2024 (a)	1,100,000	1,151,104
Bank of America Corp.:
3.3%, 1/11/2023	1,600,000	1,553,046
5.75%, 12/1/2017	3,000,000	3,394,419
6.5%, 8/1/2016	2,000,000	2,231,144
BPCE SA, 2.5%, 12/10/2018	1,500,000	1,510,740
Citigroup, Inc.:
1.75%, 5/1/2018	1,300,000	1,283,626
5.0%, 9/15/2014	1,900,000	1,930,484
5.375%, 8/9/2020	3,420,000	3,873,957
6.125%, 11/21/2017	1,000,000	1,142,910
Fifth Third Bancorp, 5.45%, 1/15/2017 (a)	2,082,000	2,298,120
General Electric Capital Corp., Series A, 6.875%, 1/10/2039	1,640,000	2,198,617
HSBC Finance Corp., 5.5%, 1/19/2016 (a)	2,220,000	2,390,916
HSBC Holdings PLC, 6.5%, 5/2/2036	440,000	528,059
Intesa Sanpaolo SpA:
3.125%, 1/15/2016	800,000	823,178
3.875%, 1/15/2019	700,000	727,837
JPMorgan Chase & Co.:
1.44%*, 9/1/2015	2,000,000	1,999,728
2.35%, 1/28/2019 (a)	580,000	581,525
5.125%, 9/15/2014	5,000,000	5,086,635
6.4%, 5/15/2038 (a)	1,670,000	2,064,877
MetLife, Inc., 6.4%, 12/15/2036	800,000	868,000
Morgan Stanley:
1.75%, 2/25/2016	700,000	709,389
Series F, 5.625%, 9/23/2019	1,410,000	1,607,675
PNC Funding Corp., 5.25%, 11/15/2015	2,750,000	2,930,304
Prudential Financial, Inc., 6.625%, 6/21/2040	500,000	648,371
Royal Bank of Scotland Group PLC, 1.875%, 3/31/2017	1,300,000	1,307,016
Santander UK PLC, 144A, 5.0%, 11/7/2023 (a)	900,000	950,333
Sarawak International, Inc., 5.5%, 8/3/2015	300,000	313,323
The Goldman Sachs Group, Inc.:
2.625%, 1/31/2019	1,400,000	1,402,723
6.75%, 10/1/2037	1,370,000	1,575,837
U.S. Bank NA, 3.778%, 4/29/2020	5,290,000	5,436,819
		54,520,712
Industrials 2.4%
Caterpillar Financial Services Corp., 7.15%, 2/15/2019	3,300,000	4,062,006
Masco Corp., 6.125%, 10/3/2016	2,000,000	2,205,000
		6,267,006
Information Technology 0.7%
Apple, Inc., 2.4%, 5/3/2023 (a)	850,000	794,186
Hewlett-Packard Co., 3.0%, 9/15/2016	1,000,000	1,044,436
		1,838,622
Materials 1.4%
Corp Nacional del Cobre de Chile, REG S, 7.5%, 1/15/2019	200,000	240,771
Dow Chemical Co., 3.0%, 11/15/2022	1,350,000	1,298,882
International Paper Co., 4.75%, 2/15/2022	2,000,000	2,193,608
		3,733,261
Telecommunication Services 3.1%
AT&T, Inc., 2.625%, 12/1/2022 (a)	1,500,000	1,416,550
Deutsche Telekom International Finance BV, 144A, 2.25%, 3/6/2017	3,000,000	3,078,783
Verizon Communications, Inc.:
3.45%, 3/15/2021	1,900,000	1,942,632
5.15%, 9/15/2023	1,030,000	1,135,406
6.55%, 9/15/2043	400,000	493,398
		8,066,769
Utilities 2.6%
Berkshire Hathaway Energy, 5.15%, 11/15/2043	1,320,000	1,445,504
Consolidated Edison Co. of New York, 5.7%, 6/15/2040	850,000	1,027,889
Dominion Resources, Inc., Series D, 8.875%, 1/15/2019	1,500,000	1,923,246
Duke Energy Corp.:
1.625%, 8/15/2017	1,320,000	1,331,867
3.75%, 4/15/2024	1,190,000	1,206,987
		6,935,493
Total Corporate Bonds (Cost $98,220,680)		102,922,730

Mortgage-Backed Securities Pass-Throughs 31.1%
Federal Home Loan Mortgage Corp.:
3.0%, with various maturities from 4/1/2022 until 3/1/2027 (b)	4,844,670	4,996,002
3.5%, with various maturities from 6/1/2028 until 9/1/2042 (b)	7,131,179	7,333,136
3.641%*, 5/1/2041	1,275,136	1,345,341
4.0%, with various maturities from 4/1/2021 until 6/1/2041 (b)	6,748,449	7,078,003
4.5%, with various maturities from 6/1/2039 until 4/1/2041 (b)	5,936,310	6,379,699
5.0%, 12/1/2040	475,363	522,157
5.5%, 6/1/2039	269,893	299,898
6.0%, 11/1/2038	1,808,066	2,011,333
7.5%, 2/1/2035	550,192	646,988
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2022 until 12/1/2042 (b)	8,086,329	7,912,587
3.421%*, 3/1/2042	1,565,491	1,632,616
3.5%, with various maturities from 6/1/2028 until 11/1/2042 (b)	11,190,554	11,439,033
4.0%, with various maturities from 11/1/2026 until 9/1/2041 (b)	2,976,975	3,138,577
4.5%, with various maturities from 12/1/2039 until 11/1/2043 (b)	5,002,453	5,388,774
5.0%, with various maturities from 9/1/2025 until 11/1/2041	6,517,715	7,191,176
5.5%, with various maturities from 3/1/2025 until 2/1/2042	2,579,951	2,875,130
6.0%, with various maturities from 10/1/2022 until 4/1/2036	1,361,115	1,503,692
6.5%, with various maturities from 5/1/2023 until 4/1/2037	921,710	1,015,559
Government National Mortgage Association:
3.0%, with various maturities from 7/15/2042 until 10/1/2042 (b)	3,228,664	3,214,233
3.5%, 6/1/2042 (b)	2,700,000	2,777,836
4.5%, 7/15/2040	334,893	365,125
5.5%, 6/15/2038	350,401	390,629
6.5%, with various maturities from 12/15/2023 until 7/15/2039	2,025,284	2,288,464
Total Mortgage-Backed Securities Pass-Throughs (Cost $82,234,643)		81,745,988

Asset-Backed 0.1%
Home Equity Loans
First Franklin Mortgage Loan Trust, "A3", Series 2004-FF10, 1.234%*, 9/25/2034 (Cost $259,056)	265,613	265,104

Collateralized Mortgage Obligations 5.7%
American Home Mortgage Investment Trust, "2A3", Series 2005-3, 1.957%*, 9/25/2035	553,197	554,382
Federal Home Loan Mortgage Corp.:
"AI", Series 3763, Interest Only, 3.5%, 6/15/2025	986,559	92,776
"PI", Series 3773, Interest Only, 3.5%, 6/15/2025	429,228	31,947
"AI", Series 3730, Interest Only, 4.0%, 11/15/2028	397,005	23,331
"6", Series 233, Interest Only, 4.5%, 8/15/2035	821,604	137,228
"CI", Series 3922, Interest Only, 4.5%, 3/15/2041	61,997	13,505
Federal National Mortgage Association:
"IW", Series 2013-54, Interest Only, 3.0%, 6/25/2043	8,073,223	1,147,777
"LI", Series 2013-2, Interest Only, 4.0%, 8/25/2042	3,689,621	704,167
"8", Series 356, Interest Only, 5.0%, 2/1/2035	845,808	170,021
Government National Mortgage Association:
"PI", Series 2013-H11, Interest Only, 2.035%**, 4/20/2063	57,838,780	4,939,432
"IO", Series 2013-H08, Interest Only, 2.926%**, 3/20/2063	3,977,724	468,576
"AI", Series 2009-125, Interest Only, 4.5%, 3/20/2035	1,945,044	111,974
"PI", Series 2009-76, Interest Only, 6.0%, 3/16/2039	1,954,246	336,548
Impac CMB Trust, "1A1", Series 2003-11, 0.914%*, 10/25/2033	1,389,130	1,343,173
Merrill Lynch Mortgage Investors Trust, "A3A", Series 2003-H, 1.942%*, 1/25/2029	619,898	616,136
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.602%*, 10/7/2020	1,421,186	1,428,070
Structured Asset Mortgage Investments II Trust, "A1A", Series 2004-AR7, 0.856%*, 4/19/2035	914,585	901,940
Vendee Mortgage Trust:
"DI", Series 2010-1, Interest Only, 0.332%**, 4/15/2040	33,012,213	619,312
"IO", Series 2011-1, Interest Only, 0.54%**, 9/15/2046	24,498,756	783,135
Wells Fargo Mortgage Backed Securities Trust, "1A2", Series 2003-L, 2.49%*, 11/25/2033	582,237	591,141
Total Collateralized Mortgage Obligations (Cost $16,442,199)		15,014,571

Government & Agency Obligations 29.3%
Other Government Related (c) 0.2%
Sberbank of Russia, REG S, 5.499%, 7/7/2015	400,000	407,748
Sovereign Bonds 1.0%
Federative Republic of Brazil, 2.625%, 1/5/2023	1,500,000	1,361,250
Republic of Panama, 9.375%, 4/1/2029	100,000	144,250
Republic of Poland, 5.0%, 3/23/2022	350,000	381,063
United Mexican States, 3.625%, 3/15/2022	650,000	658,775
		2,545,338
U.S. Government Sponsored Agencies 10.6%
Federal Home Loan Bank:
0.041%***, 5/16/2014	6,200,000	6,199,886
0.037%***, 5/28/2014	5,500,000	5,499,843
0.039%***, 6/11/2014	7,000,000	6,999,681
0.044%***, 6/23/2014	7,100,000	7,099,530
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	1,500,000	2,122,452
		27,921,392
U.S. Treasury Obligations 17.5%
U.S. Treasury Bills:
0.026%***, 7/17/2014	10,000,000	9,999,570
0.026%***, 7/24/2014	6,200,000	6,199,783
0.031%***, 5/1/2014	7,000,000	7,000,000
U.S. Treasury Bonds:
Zero Coupon, 8/15/2042	1,325,000	478,100
3.5%, 2/15/2039	3,600,000	3,676,500
3.75%, 11/15/2043	5,600,000	5,908,873
U.S. Treasury Notes:
0.625%, 12/15/2016 (a)	4,100,000	4,091,029
2.75%, 11/15/2023	5,700,000	5,762,347
2.75%, 2/15/2024	2,800,000	2,824,500
		45,940,702
Total Government & Agency Obligations (Cost $76,688,519)		76,815,180

Municipal Bonds and Notes 1.7%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018	3,237,605	3,372,354
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043	750,000	928,335
Total Municipal Bonds and Notes (Cost $3,987,605)		4,300,689

	Shares	Value ($)

Securities Lending Collateral 4.1%
Daily Assets Fund Institutional, 0.09% (d) (e) (Cost $10,858,793)	10,858,793	10,858,793

Cash Equivalents 3.6%
Central Cash Management Fund, 0.05% (d) (Cost $9,452,802)	9,452,802	9,452,802

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $298,144,297)†	114.8	301,375,857
Other Assets and Liabilities, Net	(14.8)	(38,768,408)
Net Assets	100.0	262,607,449

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2014.

** These securities are shown at their current rate as of April 30, 2014.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $298,144,858. At April 30, 2014, net unrealized appreciation for all securities based on tax cost was $3,230,999. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,857,555 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,626,556.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2014 amounted to $10,515,794, which is 4.0% of net assets.

(b) When-issued or delayed delivery security included.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

NCUA: National Credit Union Administration

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
2 Year U.S. Treasury Note	USD	6/30/2014	78	17,150,250	665
U.S. Treasury Long Bond	USD	6/19/2014	13	1,754,188	12,977
Total unrealized appreciation					13,642

At April 30, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	6/30/2014	248	29,624,375	(140,970)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Corporate Bonds	$—	$102,922,730	$—	$102,922,730
Mortgage-Backed Securities Pass-Throughs	—	81,745,988	—	81,745,988
Asset-Backed	—	265,104	—	265,104
Collateralized Mortgage Obligations	—	9,606,563	5,408,008	15,014,571
Government & Agency Obligations	—	76,815,180	—	76,815,180
Municipal Bonds and Notes	—	4,300,689	—	4,300,689
Short-Term Investments (f)	20,311,595	—	—	20,311,595
Derivatives (g)
Futures Contracts	13,642	—	—	13,642
Total	$20,325,237	$275,656,254	$5,408,008	$301,389,499
Liabilities

Derivatives (g)
Futures Contracts	$(140,970)	$—	$—	$(140,970)
Total	$(140,970)	$—	$—	$(140,970)

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's level 3 investments for which significant unobservable inputs were used in determining value:
Collateral Mortgage Obligations
Balance as of October 31, 2013	$—
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	44,535
Amortization premium/discount	(198,291)
Purchases	—
(Sales)	—
Transfers into Level 3 (h)	5,561,764
Transfers (out) of Level 3	—
Balance as of April 30, 2014	$5,408,008
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2014	$44,535

(h) During the period ended April 30, 2014, the amount of transfers between Level 2 and Level 3 was $5,561,764. The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 4/30/2014	Valuation Technique(s)	Unobservable Input	Range %
Collateralized Mortgage Obligations	$5,408,008	Vendor Pricing	Broker Quote	8.54 — 11.78

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of April 30, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $277,832,702) — including $10,515,794 of securities loaned	$281,064,262
Investment in Daily Assets Fund Institutional (cost $10,858,793)*	10,858,793
Investment in Central Cash Management Fund (cost $9,452,802)	9,452,802
Total investments in securities, at value (cost $298,144,297)	301,375,857
Cash	370,673
Deposit with broker for futures contracts	202,062
Receivable for investments sold	10,045,740
Receivable for investments sold — when-issued securities	14,097,266
Receivable for Fund shares sold	132,257
Interest receivable	1,833,372
Other assets	40,661
Total assets	328,097,888
Liabilities
Payable upon return of securities loaned	10,858,793
Payable for investments purchased	11,351,683
Payable for investments purchased — when-issued securities	42,417,938
Payable for Fund shares redeemed	290,906
Payable for variation margin on futures contracts	60,589
Distributions payable	94,020
Accrued management fee	71,377
Accrued Trustees' fees	4,103
Other accrued expenses and payables	341,030
Total liabilities	65,490,439
Net assets, at value	$262,607,449

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2014 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(92,747)
Net unrealized appreciation (depreciation) on: Investments	3,231,560
Futures	(127,328)
Accumulated net realized gain (loss)	(256,705,449)
Paid-in capital	516,301,413
Net assets, at value	$262,607,449
Net Asset Value
Class A Net Asset Value and redemption price per share ($121,606,848 ÷ 12,333,913 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.86
Maximum offering price per share (100 ÷ 95.50 of $9.86)	$10.32
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($574,346 ÷ 58,267 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.86
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($11,098,430 ÷ 1,125,653 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.86
Class R Net Asset Value, offering and redemption price per share ($434,893 ÷ 43,869 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.91
Class S Net Asset Value, offering and redemption price per share ($21,943,286 ÷ 2,226,959 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.85
Institutional Class Net Asset Value, offering and redemption price per share ($106,949,646 ÷ 10,848,703 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended April 30, 2014 (Unaudited)
Investment Income
Income: Interest	$5,324,932
Income distributions — Central Cash Management Fund	1,458
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	7,561
Total income	5,333,951
Expenses: Management fee	543,617
Administration fee	135,904
Services to shareholders	215,332
Distribution and service fees	216,290
Custodian fee	10,357
Professional fees	45,451
Reports to shareholders	25,970
Registration fees	33,051
Trustees' fees and expenses	6,965
Other	14,243
Total expenses before expense reductions	1,247,180
Expense reductions	(147,136)
Total expenses after expense reductions	1,100,044
Net investment income	4,233,907
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,676,785)
Futures	(868,992)
(2,545,777)
Change in net unrealized appreciation (depreciation) on: Investments	4,162,808
Futures	1,150,031
5,312,839
Net gain (loss)	2,767,062
Net increase (decrease) in net assets resulting from operations	$7,000,969

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Operations: Net investment income	$4,233,907	$9,410,658
Operations: Net investment income	$4,233,907	$9,410,658
Net realized gain (loss)	(2,545,777)	4,331,498
Change in net unrealized appreciation (depreciation)	5,312,839	(17,620,335)
Net increase (decrease) in net assets resulting from operations	7,000,969	(3,878,179)
Distributions to shareholders from: Net investment income: Class A	(1,900,667)	(3,962,954)
Class B	(8,449)	(28,349)
Class C	(131,408)	(282,376)
Class R	(7,267)	(28,393)
Class S	(348,315)	(770,266)
Institutional Class	(1,831,960)	(4,353,029)
Total distributions	(4,228,066)	(9,425,367)
Fund share transactions: Proceeds from shares sold	13,010,350	55,695,850
Reinvestment of distributions	4,086,820	9,054,850
Payments for shares redeemed	(60,340,664)	(140,029,663)
Net increase (decrease) in net assets from Fund share transactions	(43,243,494)	(75,278,963)
Increase (decrease) in net assets	(40,470,591)	(88,582,509)
Net assets at beginning of period	303,078,040	391,660,549
Net assets at end of period (including accumulated distributions in excess of net investment income of $92,747 and $98,588, respectively)	$262,607,449	$303,078,040

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended October 31,
Class A	Six Months Ended 4/30/14 (Unaudited)		2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.75		$10.12		$9.65	$9.45	$9.04	$9.01
Income (loss) from investment operations: Net investment incomea	.15		.26		.23	.24	.27	.42
Net realized and unrealized gain (loss)	.11		(.37)		.47	.20	.41	.02
Total from investment operations	.26		(.11)		.70	.44	.68	.44
Less distributions from: Net investment income	(.15)		(.26)		(.23)	(.24)	(.27)	(.41)
Net asset value, end of period	$9.86		$9.75		$10.12	$9.65	$9.45	$9.04
Total Return (%)b,c	2.65	**	(1.07)		7.36	4.69	7.64	5.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122		135		164	173	242	313
Ratio of expenses before expense reductions (%)	1.04	*	1.04		1.00	1.06	1.07	1.05
Ratio of expenses after expense reductions (%)	.89	*	.89		.95	.95	.87	.78
Ratio of net investment income (%)	3.04	*	2.63		2.35	2.50	2.96	4.84
Portfolio turnover rate (%)	150	**	241	d	300	384	293	258
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The portfolio turnover rates, including reverse repurchase agreements, were 154% and 248% for the periods ended April 30, 2014 and October 31, 2013, respectively.
* Annualized
** Not annualized

			Years Ended October 31,
Class B	Six Months Ended 4/30/14 (Unaudited)		2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.75		$10.12		$9.64	$9.44	$9.04	$9.00
Income (loss) from investment operations: Net investment incomea	.11		.18		.16	.16	.20	.36
Net realized and unrealized gain (loss)	.11		(.36)		.48	.20	.40	.02
Total from investment operations	.22		(.18)		.64	.36	.60	.38
Less distributions from: Net investment income	(.11)		(.19)		(.16)	(.16)	(.20)	(.34)
Net asset value, end of period	$9.86		$9.75		$10.12	$9.64	$9.44	$9.04
Total Return (%)b,c	2.26	**	(1.83)		6.67	3.90	6.73	4.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1		2	4	8	12
Ratio of expenses before expense reductions (%)	1.95	*	1.86		1.77	1.76	1.77	1.84
Ratio of expenses after expense reductions (%)	1.64	*	1.64		1.71	1.70	1.61	1.55
Ratio of net investment income (%)	2.28	*	1.81		1.60	1.75	2.22	4.07
Portfolio turnover rate (%)	150	**	241	d	300	384	293	258
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The portfolio turnover rates, including reverse repurchase agreements, were 154% and 248% for the periods ended April 30, 2014 and October 31, 2013, respectively.
* Annualized
** Not annualized

			Years Ended October 31,
Class C	Six Months Ended 4/30/14 (Unaudited)		2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.75		$10.12		$9.65	$9.45	$9.04	$9.01
Income (loss) from investment operations: Net investment incomea	.11		.18		.16	.17	.20	.36
Net realized and unrealized gain (loss)	.11		(.36)		.47	.20	.41	.01
Total from investment operations	.22		(.18)		.63	.37	.61	.37
Less distributions from: Net investment income	(.11)		(.19)		(.16)	(.17)	(.20)	(.34)
Net asset value, end of period	$9.86		$9.75		$10.12	$9.65	$9.45	$9.04
Total Return (%)b,c	2.27	**	(1.82)		6.57	3.92	6.85	4.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11		12		21	18	24	33
Ratio of expenses before expense reductions (%)	1.75	*	1.72		1.71	1.73	1.72	1.74
Ratio of expenses after expense reductions (%)	1.64	*	1.64		1.70	1.70	1.60	1.55
Ratio of net investment income (%)	2.29	*	1.83		1.61	1.75	2.23	4.07
Portfolio turnover rate (%)	150	**	241	d	300	384	293	258
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The portfolio turnover rates, including reverse repurchase agreements, were 154% and 248% for the periods ended April 30, 2014 and October 31, 2013, respectively.
* Annualized
** Not annualized

			Years Ended October 31,
Class R	Six Months Ended 4/30/14 (Unaudited)		2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.81		$10.17		$9.70	$9.50	$9.09	$9.05
Income (loss) from investment operations: Net investment incomea	.14		.23		.21	.21	.25	.40
Net realized and unrealized gain (loss)	.10		(.35)		.47	.21	.41	.03
Total from investment operations	.24		(.12)		.68	.42	.66	.43
Less distributions from: Net investment income	(.14)		(.24)		(.21)	(.22)	(.25)	(.39)
Net asset value, end of period	$9.91		$9.81		$10.17	$9.70	$9.50	$9.09
Total Return (%)b	2.52	**	(1.21)		7.07	4.44	7.39	5.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4		1		1	2	2	3
Ratio of expenses before expense reductions (%)	1.40	*	1.37		1.35	1.59	1.13	1.35
Ratio of expenses after expense reductions (%)	1.14	*	1.14		1.20	1.19	1.08	1.06
Ratio of net investment income (%)	2.80	*	2.31		2.10	2.26	2.75	4.57
Portfolio turnover rate (%)	150	**	241	c	300	384	293	258
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The portfolio turnover rates, including reverse repurchase agreements, were 154% and 248% for the periods ended April 30, 2014 and October 31, 2013, respectively.
* Annualized
** Not annualized

			Years Ended October 31,
Class S	Six Months Ended 4/30/14 (Unaudited)		2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.75		$10.12		$9.64		$9.44	$9.04		$9.00
Income (loss) from investment operations: Net investment incomea	.15		.27		.25		.25	.29		.44
Net realized and unrealized gain (loss)	.10		(.36)		.48		.20	.40		.03
Total from investment operations	.25		(.09)		.73		.45	.69		.47
Less distributions from: Net investment income	(.15)		(.28)		(.25)		(.25)	(.29)		(.43)
Net asset value, end of period	$9.85		$9.75		$10.12		$9.64	$9.44		$9.04
Total Return (%)	2.73	b**	(.92	)b	7.69	b	4.88	7.71	b	5.42	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22		23		30		31	50		54
Ratio of expenses before expense reductions (%)	.79	*	.77		.74		.78	.80		.76
Ratio of expenses after expense reductions (%)	.74	*	.74		.74		.78	.70		.56
Ratio of net investment income (%)	3.19	*	2.77		2.57		2.67	3.13		5.06
Portfolio turnover rate (%)	150	**	241	c	300		384	293		258
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The portfolio turnover rates, including reverse repurchase agreements, were 154% and 248% for the periods ended April 30, 2014 and October 31, 2013, respectively.
* Annualized
** Not annualized

			Years Ended October 31,
Institutional Class	Six Months Ended 4/30/14 (Unaudited)		2013		2012		2011	2010		2009
Selected Per Share Data
Net asset value, beginning of period	$9.75		$10.12		$9.65		$9.45	$9.04		$9.01
Income (loss) from investment operations: Net investment incomea	.16		.29		.26		.26	.30		.44
Net realized and unrealized gain (loss)	.11		(.37)		.47		.20	.41		.02
Total from investment operations	.27		(.08)		.73		.46	.71		.46
Less distributions from: Net investment income	(.16)		(.29)		(.26)		(.26)	(.30)		(.43)
Net asset value, end of period	$9.86		$9.75		$10.12		$9.65	$9.45		$9.04
Total Return (%)	2.78	b**	(.82	)b	7.67	b	4.98	7.93	b	5.42	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107		131		172		141	162		239
Ratio of expenses before expense reductions (%)	.71	*	.67		.67		.68	.70		.68
Ratio of expenses after expense reductions (%)	.64	*	.64		.67		.68	.60		.55
Ratio of net investment income (%)	3.28	*	2.87		2.64		2.77	3.23		5.07
Portfolio turnover rate (%)	150	**	241	c	300		384	293		258
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The portfolio turnover rates, including reverse repurchase agreements, were 154% and 248% for the periods ended April 30, 2014 and October 31, 2013, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Core Fixed Income Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, under the terms of a Master Repurchase Agreement. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

There were no open reverse repurchase agreements as of April 30, 2014. For the six months ended April 30, 2014, the Fund had average daily reverse repurchase agreements outstanding of $2,128,152 for a total of 78 days, with a related weighted average annualized interest rate of 0.03%, which resulted in $139 of interest expense.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $255,436,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 (the expiration date), whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $2,876,000 to $18,904,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $29,624,000 to $60,979,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Interest Rate Contracts (a)	$13,642
The above derivative is located in the following Statement of Assets and Liabilities account:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivative	Futures Contracts
Interest Rate Contracts (a)	$(140,970)
The above derivative is located in the following Statement of Assets and Liabilities account:
(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Interest Rate Contracts (a)	$(868,992)
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Interest Rate Contracts (a)	$1,150,031
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized depreciation on futures

C. Purchases and Sales of Securities

During the six months ended April 30, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $404,910,979 and $497,633,132, respectively. Purchases and sales of U.S. Treasury obligations aggregated $30,475,676 and $20,437,612, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Effective June 2, 2014, Fischer Francis Trees & Watts, Inc. (FFTW), New York, New York, no longer serves as sub-advisor to the Fund and the day-to-day portfolio management transitioned to the Advisor. Prior to June 2, 2014, FFTW served as the sub-advisor to the Fund. FFTW conducted investment research and was responsible for the purchase, sale or exchange of the Fund's assets. FFTW was paid by the Advisor, not the Fund, for the services FFTW provided to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Over $5 billion of such net assets	.355%

Accordingly, for the six months ended April 30, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from November 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.89%
Class B	1.64%
Class C	1.64%
Class R	1.14%
Class S	.74%
Institutional Class	.64%

For the six months ended April 30, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$95,401
Class B	1,137
Class C	6,368
Class R	689
Class S	5,495
Institutional Class	38,046
$147,136

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2014, the Administration Fee was $135,904, of which $21,586 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at April 30, 2014
Class A	$45,249	$15,310
Class B	740	248
Class C	3,402	1,206
Class R	194	50
Class S	12,606	5,318
Institutional Class	50,204	18,415
	$112,395	$40,547

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended April 30, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at April 30, 2014
Class B	$2,793	$359
Class C	43,163	6,926
Class R	652	89
	$46,608	$7,374

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A, Class B, Class C and Class R at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at April 30, 2014	Annualized Rate
Class A	$153,822	$82,008	.25%
Class B	908	642	.24%
Class C	14,327	7,094	.25%
Class R	625	315	.24%
	$169,682	$90,059

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2014, aggregated $414.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2014, the CDSC for Class B and C shares aggregated $1,000 and $310, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2014, DIDI received $46 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,469, of which $6,051 unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $782.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2014.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2014, there was one affiliated shareholder account that held approximately 22% of the outstanding shares of the Fund and one non-affiliated shareholder account that held approximately 10% of the outstanding shares of the Fund.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	604,022	$5,904,085	1,992,081	$19,898,079
Class B	307	3,003	1,859	18,809
Class C	50,290	491,699	713,064	7,185,545
Class R	6,429	62,977	69,464	698,937
Class S	109,327	1,066,770	714,149	7,145,931
Institutional Class	561,434	5,481,816	2,064,574	20,748,549
		$13,010,350		$55,695,850
Shares issued to shareholders in reinvestment of distributions
Class A	188,008	$1,836,036	381,147	$3,768,602
Class B	804	7,847	2,407	23,830
Class C	10,808	105,568	22,224	219,869
Class R	685	6,720	2,739	27,303
Class S	34,387	335,668	74,223	733,882
Institutional Class	183,827	1,794,981	432,852	4,281,364
		$4,086,820		$9,054,850
Shares redeemed
Class A	(2,297,863)	$(22,436,187)	(4,755,696)	$(47,163,572)
Class B	(43,832)	(427,703)	(129,671)	(1,287,213)
Class C	(193,417)	(1,890,422)	(1,597,509)	(16,009,319)
Class R	(45,559)	(445,840)	(132,241)	(1,318,854)
Class S	(274,994)	(2,679,900)	(1,423,273)	(14,110,136)
Institutional Class	(3,334,210)	(32,460,612)	(6,045,916)	(60,140,569)
		$(60,340,664)		$(140,029,663)
Net increase (decrease)
Class A	(1,505,833)	$(14,696,066)	(2,382,468)	$(23,496,891)
Class B	(42,721)	(416,853)	(125,405)	(1,244,574)
Class C	(132,319)	(1,293,155)	(862,221)	(8,603,905)
Class R	(38,445)	(376,143)	(60,038)	(592,614)
Class S	(131,280)	(1,277,462)	(634,901)	(6,230,323)
Institutional Class	(2,588,949)	(25,183,815)	(3,548,490)	(35,110,656)
		$(43,243,494)		$(75,278,963)

H. Fund Name Change

Effective August 11, 2014, the "DWS Funds" will be rebranded "Deutsche Funds." As a result, DWS Core Fixed Income Fund will be renamed Deutsche Core Fixed Income Fund.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2013 to April 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/14	$1,026.50	$1,022.60	$1,022.70	$1,025.20	$1,027.30	$1,027.80
Expenses Paid per $1,000*	$4.47	$8.22	$8.22	$5.72	$3.72	$3.22
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 11/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/14	$1,020.38	$1,016.66	$1,016.66	$1,019.14	$1,021.12	$1,021.62
Expenses Paid per $1,000*	$4.46	$8.20	$8.20	$5.71	$3.71	$3.21

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS Core Fixed Income Fund	.89%	1.64%	1.64%	1.14%	.74%	.64%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Core Fixed Income Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Fischer Francis Trees & Watts, Inc. ("FFTW") in September 2013.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and FFTW's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and FFTW provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA's oversight of Fund sub-advisers, including FFTW. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). With respect to the sub-advisory fee paid to FFTW, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and FFTW.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of FFTW with respect to the Fund. The Board noted that DIMA pays FFTW's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and FFTW and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and FFTW and their affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and FFTW related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and FFTW related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SFXAX	SFXBX	SFXCX	SFXSX	MFINX
CUSIP Number	23339E 889	23339E 871	23339E 863	23339E 541	23339E 848
Fund Number	493	693	793	2394	593

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SFXRX
CUSIP Number	23339E 855
Fund Number	1504

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DCFIF-3
IR-027565-3 6/14

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Fixed Income Fund, a series of DWS Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	June 27, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 27, 2014